Exhibit 10.4
FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of September 18, 2007 (the “Amendment Effective Date”), and is by and between SILICON VALLEY BANK (“Bank”) and VISUAL SCIENCES, INC., a Delaware corporation formerly known as WebSideStory, Inc. (“Borrower”).
RECITALS
     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of February 23, 2007 (as amended, modified, supplemented or restated, the “Loan Agreement”).
     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
     C. Borrower has requested that Bank amend the Loan Agreement and the Loan Documents in accordance with the terms hereof.
     D. Bank has agreed to so amend certain provisions of the Loan Agreement and the Loan Documents, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
     2. Amendments.
          2.1 The definition of “Guarantor” in Section 13.1 of the Loan Agreement is hereby amended in its entirety and replaced with the following:
     “Guarantor” is any present or future Domestic Subsidiary of Borrower, including Visual Sciences Technologies, LLC, a Delaware limited liability company formerly known as Visual Sciences, LLC.
          2.2 Section 8.11 of the Loan Agreement is amended in its entirety and replaced with the following:
     “8.11 Conditions Subsequent to Closing. Borrower fails:

     (a) within ten Business Days of the Effective Date, to provide evidence satisfactory to Bank that all indebtedness under the Existing Notes is paid in full; or
     (b) to deliver duly executed Control Agreements with respect to all of Borrower’s and Guarantors’ deposit accounts and securities accounts on or before October 31, 2007.”
          2.3 All references to “WebSideStory, Inc.” in the Loan Agreement and all other Loan Documents shall be amended and replaced with “Visual Sciences, Inc.”.
          2.4 All references to “Visual Sciences, LLC” in the Loan Agreement and all other Loan Documents shall be amended and replaced with “Visual Sciences Technologies, LLC”.
     3. Waiver. Bank hereby waives any default or Event of Default that may have occurred as a result of the failure of Borrower to comply with Section 8.11 (other than subsection (a) thereof) from and after the Effective Date through the Amendment Effective Date.
     4. Limitation of Amendments and Waiver.
          4.1 The amendments set forth in Section 2 above and the waiver set forth in Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not otherwise be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any Loan Document.
          4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
     5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
          5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
          5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
          5.3 Except in connection with the change in Borrower’s name from WebSideStory, Inc. to Visual Sciences, Inc. the organizational documents of Borrower delivered to Bank on or about the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
          5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
          5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not (a) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (b) constitute an event of default under any material agreement by which Borrower is bound, (c) contravene, conflict with or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, or (d) conflict with any of Borrower’s organizational documents;
          5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any action by, filing, registration or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect); and
          5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
     6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     7. Effectiveness. This Amendment shall be deemed effective upon the satisfaction of the conditions set forth in Section 8.
     8. Conditions. The effectiveness of this Amendment is conditioned upon execution and delivery to Bank of a fully executed copy of this Amendment.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK			BORROWER

SILICON VALLEY BANK			VISUAL SCIENCES, INC., a Delaware corporation

By:	/s/ Fred Kreppel		By:	/s/ Claire Long

	Name: Title:	Fred Kreppel SRM		Name: Title:	Claire Long CFO
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First Amendment to Loan and Security Agreement